1933 Act File No. 33-58846
                                                    1940 Act File No. 811-7538



                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       POST-EFFECTIVE AMENDMENT NO. 15 [X]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940
                              AMENDMENT NO. 15 [X]



                          LORD ABBETT SECURITIES TRUST
                Exact Name of Registrant as Specified in Charter


                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (212) 848-1800


                  Kenneth B. Cutler, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately on filing pursuant to paragraph (b) of Rule 485

  X       on June 1, 1997 pursuant to paragraph (b) of Rule 485

          60 days after filing pursuant to paragraph (a) of Rule 485 on (date) pursuant to paragraph (a) (i) of Rule 485

          75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on (date) pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          LORD ABBETT SECURITIES TRUST
                                      N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No.15


Form N-1A                              Location In Prospectus or
ITEM NO.                               STATEMENT OF ADDITIONAL INFORMATION

1                                      Cover Page
2                                      Fee Table
3                                      Finacial Highlights
4 (a) (i)                              Cover Page
4 (a) (ii)I                            Investment Objectives
4 (b) (c)                              How We Invest
5 (a) (b) (c)                          Our Management; Last Page
5 (d)                                  N/A
5 (e)                                  Our Management
5 (f)                                  Our Management
5 (g)                                  Purchases
6 (a)                                  Cover Page
6 (b)  (c) (d)                         N/A
6 (e)                                  Cover Page; Purchases
6 (f)  (g)                             Dividends, Capital Gains
                                       Distributions and Taxes
6 (h)                                  Purchases
7 (a)                                  Back Cover Page
7 (b) (c) (d)                          Purchases
8 (a)  (b) (c) (d)                     Redemptions, Purchases, Redemptions
                                         and Shareholder Services
9                                      N/A
10                                     Cover Page
11                                     Cover Page -- Table of Contents
12                                     N/A
13 (a)  (b) (c) (d)                    Investment Objectives and Policies

14                                     Trustees and Officers
15 (a)  (b) (c)                        Trustees and Officers
16 (a) (i)                             Investment Advisory and Other
                                       Services
16 (a) (ii)                            Trustees and Officers
16 (a) (iii)                           Investment Advisory and Other
                                       Services
16 (b)                                 Investment Advisory and Other Services
16 (c)  (d) (e) (g)                    N/A
16 (f)                                 Purchases, Redemptions
                                        and Shareholder Services
16 (h)                                 Investment Advisory and Other Services
16 (i)                                 N/A
17 (a)                                 Portfolio Transactions
17 (b)                                 N/A
17 (c)                                 Portfolio Transactions
17 (d) (e)                             N/A

Form N-1A                              Location in Prospectus or
ITEM NO.                               STATEMENT OF ADDITIONAL INFORMATION

18 (a)                                 Cover Page
18 (b)                                 N/A
19 (a) (b)                             Purchases; Redemptions and Shareholder
                                       Services; Notes to Financial Statements
19 (c)                                 N/A
20                                     Taxes
21 (a)                                 Purchases, Redemptions and
                                        Shareholder Services
21 (b) (c)                             N/A
22                                     N/A
22 (b)                                 Past Performance
23                                     Financial Statements; Supplementary

LORD ABBETT SECURITIES TRUST
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

LORD ABBETT SECURITIES TRUST ("WE" OR THE "FUND") IS A MUTUAL FUND CURRENTLY CONSISTING OF TWO SERIES: THE GROWTH & INCOME SERIES AND THE INTERNATIONAL SERIES. BOTH SERIES OFFER THREE CLASSES OF SHARES: CLASS A, CLASS B AND CLASS C. THESE CLASSES PROVIDE INVESTORS DIFFERENT INVESTMENT OPTIONS IN PURCHASING SHARES OF THE FUND. SEE "PURCHASES" FOR A DESCRIPTION OF THESE CHOICES. THE GROWTH & INCOME SERIES SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME WITHOUT EXCESSIVE FLUCTUATIONS IN MARKET VALUE. THE INTERNATIONAL SERIES SEEKS LONG-TERM CAPITAL APPRECIATION. THERE CAN BE NO ASSURANCE THAT EACH SERIES WILL ACHIEVE ITS OBJECTIVE. WITHIN EACH SERIES, THE FREELY TRANSFERABLE SHARES WILL HAVE EQUAL RIGHTS WITH RESPECT TO DIVIDENDS, ASSETS, LIQUIDATION AND VOTING. THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND AND EACH SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND EACH SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING THE FUND AT 800-874-3733. ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION." THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS JUNE 1, 1997.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.
Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

        1       Investment Objectives   2

        2       Fee Table       2

        3       Financial Highlights    3

        4       How We Invest   4

        5       Purchases       8

        6       Shareholder Services    13

        7       Our Management  14

        8       Dividends, Capital Gains
                Distributions and Taxes 15

        9       Redemptions     15

        10      Performance     16

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVE
The investment objective of the Growth & Income Series is long-term growth of capital and income without excessive fluctuations in market value. The Growth & Income Series normally invests in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. The investment objective of the International Series is long-term capital appreciation. The production of any current income is incidental to this objective and the International Series also may invest in securities which do not produce any income. The International Series normally invests primarily in equity securities of non-U.S. issuers.

2    FEE TABLE

A summary of the expenses of each Series is set forth in the table below. Actual expenses may be greater or less than those shown.


GROWTH & INCOME SERIES                       CLASS A             CLASS B                            CLASS C
                                             SHARES              SHARES                             SHARES
Shareholder Transaction Expenses(1)
(as a percentage of offering price)
Maximum Sales Load(2) on Purchases
(See "Purchases")                            5.75%               None                               None

Deferred Sales Load(2) (See "Purchases")     None                5% if shares are redeemed          1% if shares
                                                                 before 1st anniversary             are redeemed
                                                                 of purchase, declining             before 1st anniversary
                                                                 to 1% before 6th                   of purchase
                                                                 anniversary and
                                                                 eliminated on and
                                                                 after 6th anniversary(3)
Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (See "Our Management")       0.75%               0.75%                              0.75%
12b-1 Fees (See "Purchases")(1)(2)           0.23%               1.00%                              0.88%
Other Expenses (See "Our Management")        0.32%               0.32%                              0.32%
Total Operating Expenses                     1.30%               2.07%                              1.95%




INTERNATIONAL SERIES                         CLASS A             CLASS B                            CLASS C
                                             SHARES              SHARES                             SHARES
Shareholder Transaction Expenses(1)
(as a percentage of offering price)
Maximum Sales Load(2) on Purchases
(See "Purchases")                            5.75%               None                               None

Deferred Sales Load(2) (See "Purchases")     None                5% if shares are redeemed          1% if shares
                                                                 before 1st anniversary             are redeemed
                                                                 of purchase, declining             before 1st anniversary
                                                                 to 1% before 6th                   of purchase
                                                                 anniversary and
                                                                 eliminated on and
                                                                 after 6th anniversary(3)
Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (See "Our Management")       0.75%               0.75%                              0.75%
12b-1 Fees (See "Purchases")(1)(2)           0.25%               1.00%                              1.00%
Other Expenses (See "Our Management")        0.35%               0.35%                              0.35%
Total Operating Expenses                     1.35%               2.10%                              2.10%

Example: Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment in each Series, with reinvestment of all distributions, you would pay the following total expenses assuming redemption on the last day of each time period indicated.

                                 1 year      3 years   5 years   10 years
Growth & Income Series
        Class A shares             $70       $97       $125      $205
        Class B shares(3)          $70       $95       $131      $220
        Class C shares             $30       $61       $105      $228
International  Series
        Class A shares             $70       $98       $127      $211
        Class B shares(3)          $71       $96       $133      $224
        Class C shares             $32       $66       $113      $243

You would pay the following expenses on the same investment, assuming no redemption.

Growth & Income Series
        Class A shares             $70       $97       $125      $205
        Class B shares(3)          $21       $65       $111      $220
        Class C shares             $20       $61       $105      $228
International  Series
        Class A shares             $70       $98       $127      $211
        Class B shares(3)          $21       $66       $113      $224
        Class C shares             $21       $66       $113      $243

(1) Although neither Series, with respect to Class B and Class C shares, charges a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 Plan applicable to Class B and Class C shares (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 Plan applicable to Class A shares which permits each Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution.

(2) Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

(4) The annual operating expenses for the Growth & Income Series have been restated from October 31, 1996 fiscal year amounts, to reflect current fees. The annual operating expenses for the International Series are based on estimated expenses for the current fiscal year.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.

3    FINANCIAL HIGHLIGHTS
The following financial highlights have been audited by Deloitte & Touche llp, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request.

GROWTH & INCOME SERIES                                                          For the Period
                                                                                January 3, 1994
                                                  Year Ended October 31,        (Commencement
Per Class C Share+ Operating                                                    of Operations) to
Performance:                                      1996      1995                October 31, 1994
Net asset value, beginning of period              $6.04     $5.07                    $5.00
Income from investment operations
Net investment income                             .0949     .12                      .089
Net realized and unrealized
gain on securities                                1.0986    .97                      .041
Total from investment operations                  1.1935    1.09                     .13
Distributions
Dividends from net investment income              (.1035)   (.12)                    (.06)
Distributions from net realized gain              (.04)      --                       --
Net asset value, end of period                    $7.09     $6.04                    $5.07
Total Return*                                     20.02%    21.83%                   2.62%++
Ratios/Supplemental Data:
Net assets, end of period (000)                   $66,685   $32,770                  $9,160
Ratios to Average Net Assets:
Expenses, including waiver                        1.55%     1.16%                    .61%++
Expenses, excluding waiver                        2.01%     1.91%                    1.94%++
Net investment income                             1.36%     2.06%                    2.03%++
Portfolio turnover rate                           23.84%    23.17%                   31.95%
Average commissions per share
paid on equity transactions                       $.064     $.059                     --

* Total return does not consider the effects of front-end sales or contingent deferred sales charges.
+ Prior to July 12, 1996, the Growth & Income Series had only one class of shares. That class is now designated "Class C shares."
++   Not annualized. See Notes to Financial Statements.


GROWTH & INCOME SERIES                                 For the Period
                                                       (July 15, 1996
Per Class A Share+ Operating                    (Commencement of Operations) to
Performance:                                           October 31, 1996
Net asset value, beginning of period                        $6.50
Income from investment operations
Net investment income                                       .028
Net realized and unrealized
gain on securities                                          .589
Total from investment operations                            .617
Distributions
Dividends from net investment income                        (.027)
Net asset value, end of period                              $7.09
Total Return*                                               12.10%++
Ratios/Supplemental Data:
Net assets, end of period (000)                             $47,277
Ratios to Average Net Assets:
Expenses                                                    .39%++
Net investment income                                       .40%++
Portfolio turnover rate                                     23.84%
Average commissions per share
paid on equity transactions                                 $.064

* Total return does not consider the effects of front-end sales or contingent deferred sales charges.
+ Prior to July 12, 1996, the Growth & Income Series had only one class of shares. That class is now designated "Class C shares."
++   Not annualized. See Notes to Financial Statements.


4    HOW WE INVEST

The Growth & Income Series. The Series is intended for long-term investors who purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations. The needs of such investors will be best served by an investment whose growth is characterized by low fluctuations in market value. For this reason, the Series tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, is willing to forgo some opportunities for gains when, in the judgment of Fund management, they carry excessive risk. Fund management tries to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes. The Growth & Income Series normally invests in common stocks (including securities convertible into common stocks) of large, seasoned companies which are expected to show above-average growth in value and which are in sound financial condition. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. The Growth & Income Series is constantly balancing the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. Fund management believes it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investments relative to the risks assumed; therefore, it sells securities that it judges to be overpriced and reinvests the proceeds in other securities which it believes offer better values.

The Series may invest up to 10% of its net assets (at the time of investment) in each of the following: (a) covered call options traded on a national securities exchange for portfolio securities and (b) foreign securities. These foreign securities will be the kind described in this Prospectus for the Series' domestic investment. It is the present intention of Fund management that these securities be primarily traded in the United Kingdom, Western Europe, Australia, Canada, the Far East, Latin America, and other developed countries as may be determined from time to time. The Series also may invest in straight bonds and other debt securities, including lower rated, high-yield bonds, sometimes referred to as "junk bonds" with a limit of 5% of its net assets (at the time of investment) in such lower rated (BB/Ba or lower), high-yield bonds. The Series does not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, it may invest in short-term debt and other high-quality, fixed-income securities.

Risk Factors -- Growth & Income Series

High-Yield Bonds. The Series may invest up to 5% of its net assets (at the time of investment), in lower rated bonds for their higher yields. In general, the market for lower rated bonds is more limited than that for higher rated bonds and, therefore, may be less liquid. The market prices of such lower rated bonds may fluctuate more than those of higher rated bonds, particularly in times of economic change and stress. In addition, because the market for lower rated corporate debt securities has experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower rated bonds may be more limited and valuation of such securities may be more difficult and require greater reliance upon judgment when compared to higher rated bonds.

While the market for lower rated bonds may be less sensitive to interest-rate changes than that for higher rated bonds, the market prices of these lower rated bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such interest-rate changes and thus may be more volatile than prices of lower rated securities periodically paying interest in cash. When compared to higher rated bonds, lower rated bonds that include redemption prior to maturity or call provisions may be more susceptible to refunding during periods of falling interest rates, requiring replacement by lower yielding securities.

Since the risk of default generally is higher among lower rated bonds, the research and analysis of Lord Abbett are especially important in the selection of such bonds which, if rated BB/Ba or lower, are often described as "high-yield bonds" because of their generally higher yields and referred to as "junk bonds" because of their greater risks. In selecting lower rated bonds for our investment, Lord Abbett does not rely upon ratings which, in any event, evaluate only the safety of principal and interest, not market value risk and which, furthermore, may not accurately reflect an issuer's current financial condition. There are no minimum rating criteria for investments in these bonds and some may default as to principal and/or interest payments subsequent to their purchase. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The International Series. Portfolio investments for the International Series will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the Series will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States. The Series currently intends to diversify investments among countries to reduce currency risk. Although the Series will typically hold a number of diversified securities, it does entail above-average investment risk in comparison to the U.S. stock market.

Although the International Series intends to invest primarily in equity securities of companies with market capitalization of less than $1 billion listed on stock exchanges, it may also invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities. Small capitalization securities involve greater risk and the markets for such securities may be more volatile and less liquid than those of larger securities. Securities of companies in developing countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Risk Factors -- Both Series" below. The Series may temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. See "Investment Objectives and Policies" in the Statement of Additional Information.

Although the International Series will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held. It is anticipated that the annual turnover rate of the Series will not exceed 100% under normal circumstances.

Any remaining assets of the Series not invested as described above may be invested in certain securities or obligations as set forth in "Other Policies Common to Both Series" below.

Foreign Currency Hedging Techniques. The International Series may utilize various foreign currency hedging techniques described below. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts (but not in excess of the amount the Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the International Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. The Series intends to enter into such forward contracts under this second circumstance periodically.

The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series. Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies, including those of most of the developed countries mentioned above. Unlisted foreign-currency options generally are less liquid than listed options and involve the credit risk associated with the individual issuer.

Unlisted options together with other illiquid securities may comprise no more than 15% of the Series' net assets.
A foreign currency call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges. The Series' custodian will segregate cash or permitted securities belonging to the Series with respect to its assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

Financial Futures and Options Thereon. The International Series may deal in financial futures transactions with respect to the type of securities described in this Prospectus, including indices of such securities and options on such financial futures and indices. The Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Series' total assets. Investment Funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The International Series may invest (normally not more than 5% of the Series' total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the Series invests in such investment funds, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

Depository Receipts. The International Series may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent that such Depository Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. ADRs may be established by a depository without participation by the underlying issuer. GDRs, EDRs and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The Series may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Series' investment policies, the Series' investments in Depository Receipts will be deemed to be investments in the underlying securities.

Risk Factors -- Both Series

        Size. If either Series remains small, there is risk that redemptions of a Series' shares may (a) cause portfolio securities of that Series to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase by that Series.

Foreign  Investments.  Investment in either  Series  requires  consideration  of certain factors that are not normally involved in investments in U.S. securities. Generally, at least 80% of the assets of the International Series and up to 10% of the net assets of the Growth & Income Series will be denominated or traded in foreign currencies. Accordingly, a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Series' assets denominated or traded in that currency. The performance of each Series will be measured in U.S. dollars, the base currency of each Series. Securities markets of foreign countries in which a Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect a Series' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition, a Series may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Series may be traded on days that the Series do not value their portfolio securities, such as Saturdays and customary U.S. business holidays, and, accordingly, a Series' net asset value may be significantly affected on days when shareholders do not have access to the Series. Many of the emerging or developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

Other Policies Common to Both Series

Illiquid Securities. Each Series may invest up to 15% of its net assets in illiquid securities.

Borrowing. Each Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Series may borrow up to an additional 5% of its total assets for temporary purposes. Each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Diversification. Each Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. The Growth & Income Series met the diversification rules under Subchapter M for its fiscal year ended October 31, 1996. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series' total assets be invested in any one issuer and (b) with respect to 50% of each Series' total assets, no more than 5% of such Series' total assets be invested in any one issuer except U.S. Government securities.

Each Series, as a "diversified" investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of a Series' assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

When-Issued or Delayed Delivery Securities. Either Series may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term securities. Each Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. The other debt securities in which each Series may invest include, but are not limited to, domestic and foreign fixed- and floating-rate notes, bonds, debentures, convertibles, certificates, warrants, commercial paper and principal and interest pass-through instruments issued by governments, authorities, partnerships, corporations, trust companies, banks and bank holding companies, and banker's acceptances, certificates of deposit, time deposits and deposit notes issued by domestic and foreign banks. It is currently intended that no more than 5% of each Series' net assets will be at risk in the use of any one of the policies identified below.

Covered Call Options. Each Series may write call options on securities it owns, provided that the securities we hold to cover such options do not represent more than 5% of a Series' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

Rights and Warrants. Each Series may invest in rights and warrants to purchase securities provided that, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would not exceed 5% of the Series' total assets. Warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange may not exceed 2% of a Series' total assets.

Repurchase Agreements. Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which a Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

Closed-end Investment Companies. Each Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that a Series and the closed-end investment company both charge a management fee.

Lending of Portfolio Securities. Each Series may seek to earn income by lending its portfolio securities if the loan is collateralized and its terms are in accordance with regulatory requirements.

Portfolio Turnover. The portfolio turnover rate for the Growth & Income Series for the fiscal year ended October 31, 1996 was 23.84%. It is anticipated that the portfolio turnover rate for the International Series will not exceed 100%. Change of Investment Objectives and Policies. Neither Series will change its investment objective without shareholder approval. If a Series determines that its objective can best be achieved by a change in investment policy or strategy, it may make such change without shareholder approval by disclosing it in its prospectus.

5    PURCHASES
ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. Each Series offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and are likely to have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%. Class A shares are subject to service and distribution fees that are currently estimated to total approximately 0.23 of 1% annually for the Growth & Income Series and 0.25 of 1% for the International Series of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 Plan applicable to the Class A shares are described under "General" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor llc ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described under "General" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 Plan applicable to the C shares are described under "General" below.

Which Class of Shares Should You Choose? Once you decide that a Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. Class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Series.

We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on a Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year. However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more. For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders (i) for Class B shares of $500,000 or more and for Class C shares of $1,000,000 or more from a single investor or (ii) for Class B or C shares for Retirement Plans with at least 100 eligible employees.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for each Series and Class C shareholders.

GENERAL
How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment for each Series is $1,000, except for
Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum initial investment required. See "Shareholder Services." For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Buying Class A Shares. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

                        SALES CHARGE AS A      DEALER'S
                        PERCENTAGE OF:        CONCESSION
                                                 AS A           TO COMPUTE
                                      NET     PERCENTAGE        OFFERING
                          OFFERING   AMOUNT   OF OFFERING     PRICE, DIVIDE
SIZE OF INVESTMENT         PRICE    INVESTED    PRICE            NAV BY
--------------------------------------------------------------------------------
Less than $50,000           5.75%     6.10%       5.00%         .9425
--------------------------------------------------------------------------------
$50,000 to $99,999          4.75%     4.99%       4.00%         .9525
--------------------------------------------------------------------------------
$100,000 to $249,999        3.75%     3.90%       3.25%         .9625
--------------------------------------------------------------------------------
$250,000 to $499,999        2.75%     2.83%       2.25%         .9725
--------------------------------------------------------------------------------
$500,000 to $999,999        2.00%     2.04%       1.75%         .9800
--------------------------------------------------------------------------------
$1,000,000 or more            No sales charge     1.00%+       1.0000
--------------------------------------------------------------------------------
+AUTHORIZED INSTITUTIONS RECEIVE CONCESSIONS ON PURCHASES MADE BY A RETIREMENT PLAN OR OTHER QUALIFIED PURCHASER WITHIN A 12-MONTH PERIOD (BEGINNING WITH THE FIRST NET ASSET VALUE PURCHASE) AS FOLLOWS: 1.00% ON PURCHASES OF $5 MILLION, 0.55% OF THE NEXT $5 MILLION, 0.50% OF THE NEXT $40 MILLION AND 0.25% ON
 PURCHASES OVER $50 MILLION. SEE "CLASS A RULE 12B-1 PLAN" BELOW.


Class A Share Volume Discounts. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Fund with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any shares of the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Class A Share Net Asset Value Purchases. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF,
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund and (f) through Retirement Plans with at least 100 eligible employees.

Class A Rule 12b-1 Plan. The Fund has adopted a Class A share Rule 12b-1 Plan on behalf of each Series (the "A Plans," each, an "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under each A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside directors who are not "interested persons" of each Series as defined in the Act, is authorized to approve annual fee payments from a Series' Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plans, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges or (ii) through Retirement Plans with at least 100 eligible employees. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions."

Under the A Plans, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under the Plans not used by Lord Abbett Distributor in this manner are passed on to authorized institutions. Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for redemptions by Retirement Plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions. If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

ANNIVERSARY
OF THE DAY ON              CONTINGENT DEFERRED
WHICH THE PURCHASE         SALES CHARGE ON
ORDER WAS ACCEPTED         REDEMPTIONS
                           (AS % OF AMOUNT
On              Before     SUBJECT TO CHARGE)
--------------------------------------------------------------------------------
                1st              5.0%
--------------------------------------------------------------------------------
1st             2nd              4.0%
--------------------------------------------------------------------------------
2nd             3rd              3.0%
--------------------------------------------------------------------------------
3rd             4th              3.0%
--------------------------------------------------------------------------------
4th             5th              2.0%
--------------------------------------------------------------------------------
5th             6th              1.0%
--------------------------------------------------------------------------------
on or after the                  None
6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.
If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Waiver of Class B Sales Charges. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.
The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with the death of an individual shareholder (a natural person).

Class B Rule 12b-1 Plan. The Fund has adopted a Class B share Rule 12b-1 Plan on behalf of each Series (the "B Plans," each a "B Plan") under which the Series periodically pays (except as to certain accounts for which tracking data is not available) Lord Abbett Distributor (i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years. Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are primarily similar to those provided under the A Plan, described above.
Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.
Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series or part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of their purchase. The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Series is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Trustees or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

Automatic Conversion of Class B Shares. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payments made by the Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Class C Rule 12b-1 Plan. The Fund has adopted a Class C share Rule 12b-1 Plan on behalf of each Series (the "C Plans", each a "C Plan") under which (except as to certain accounts for which tracking data is not available) the Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1%, respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

6    SHAREHOLDER SERVICES

We offer the following shareholder services:
Telephone Exchange Privilege: Shares of any class may be exchanged without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and LARF and (ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

Systematic Withdrawal Plan ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

Div-Move: You can invest the dividends paid on your account ($50 minimum investment) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends will not be subject to a CDSC. You should read the prospectus of the other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($50 minimum investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

Retirement Plans: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simple IRAs, Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

Householding: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

7    OUR MANAGEMENT
Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett ("Fund
Management"). We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $22 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Lord Abbett Partner Robert G. Morris, serves as Executive Vice President and portfolio manager for the Growth & Income Series. Mr. Morris has been with Lord Abbett for over five years and has over twenty-five years of investment experience. Christopher Taylor serves as portfolio manager of the International Series. Mr. Taylor is Deputy Managing Director of Fuji Investment Management Co. (Europe), Ltd. (the "Sub-Adviser"). He has been with the Sub-Adviser and its predecessor since 1987 and has 15 years of investment experience.

Lord Abbett has entered into an agreement with the Sub-Adviser, under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Series' assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett indirectly owns a minor percentage of such outstanding voting stock. As of June 1, 1997, the Sub-Adviser manages approximately $577 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the
International Series' assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters. Although, under normal circumstances, the International Series will be invested at least 80% in equity securities of non-U.S. issuers, subject to the direction of the Board of Trustees, Lord Abbett, in consultation with the Sub-Adviser, will determine at least quarterly, and more frequently as Lord Abbett determines, the percentage of assets of the International Series that shall be allocated (the "Asset Allocation") for investment in the United States and in foreign markets, respectively. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee at the annual rate of 0.75 of 1% for each Series. With respect to the International Series, Lord Abbett, when not waiving its management fee, is obligated to pay the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee as described above. Regardless of such waiver, Lord Abbett is free to pay the Sub-Adviser. For the year ended October 31, 1996, Lord Abbett had waived $242,341 in management fees for the Growth & Income Series. For the same period, the Class C share ratio of expenses, including management fees, to average net assets was 1.55%. For the same period, had Lord Abbett not waived its management fee and assumed certain expenses, the Class C share expense ratio would have been 2.01%. As of July 12, 1996, Lord Abbett discontinued its waiver of the Growth & Income Series' management fee.

We will not hold annual meetings and expect to hold meetings of shareholders only when necessary under applicable law or the terms of the Fund's Declaration of Trust. Under the Declaration of Trust, a shareholders' meeting may be called at the request of the holders of one-quarter of the outstanding shares entitled to vote. See the Statement of Additional Information for more details. The Fund. The Fund was organized as a Delaware business trust on February 26, 1993. Its Class A, B and C shares have equal rights as to voting, dividends and distributions except for differences resulting from certain class-specific expenses.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from net investment income are paid to shareholders of the Growth & Income Series quarterly and International Series annually. Supplemental dividends may be paid by each Series in December or January. Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the date on which the dividend is paid.

A long-term capital gains distribution is made by a Series when it has net profits during the year from sales of securities which it has held more than one year. If a Series realizes net short-term capital gains, they also will be distributed. It is anticipated that capital gains will be distributed in December or January. You may take them in cash or additional shares without a sales charge. Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year. Shareholders must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by a Series as "capital gains distributions" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Recently, legislation has been proposed that would have the effect of reducing the federal income tax rate on capital gains.

Each Series may be subject to foreign withholding taxes which would reduce the yield on their investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. See the Statement of Additional Information for additional details.
Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9    REDEMPTIONS
To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the procedure above, send your written redemption request to Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor accompanied by any certificates for shares to be redeemed and other required documentation. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Series' shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day. Shareholders who have redeemed their shares have a one-time right to reinvest, in another account having the identical class and registration, in any of the Eligible Funds at the then applicable net asset value without the payment of a front-end sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 50 shares.
Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

10   PERFORMANCE

Lord Abbett Securities Trust - Growth & Income Series closed fiscal 1996 on October 31 with assets of $113,961,747. During the year, the Growth & Income Series and the financial markets in general performed well. Following are some of the factors that were relevant to the Series' performance over the past year, including market conditions and investment strategies pursued by the Fund's management.

Over the past year, the stock market remained near all- time highs against a background of modest economic growth, low inflation and a volatile interest-rate environment. We mainly identified investment opportunities based on the characteristics of individual securities, as few areas (sectors) of the market represented extraordinary value. One exception was the financial sector, where we were heavily weighted. These holdings performed strongly and helped to offset disappointments from our technology holdings.

Yield and Total Return. Yield and total return data may, from time to time, be included in advertisements about each Series. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend distribution rates for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on a Series' net asset value per share. Yields for Class C shares do not reflect the deduction of the CDSC.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of each Series' total return and yield.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give information or to make any representations not contained in this Prospectus or in supplemental literature authorized by the Fund, and no person is entitled to rely upon any information or representation not contained herein or therein.

Each Series' performance shown in the comparison below will be greater than or less than the lines for Class A and B shares, in the case of the Growth & Income Series, and Class B and C shares, in the case of the International Series, based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of changes in value of a $10,000 investment in Class C shares of Lord Abbett Securities Trust -- Growth & Income Series, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Standard & Poor's 500


     DATE                  THE SERIES (CLASS C)          S&P
                           AT NET ASSET VALUE            500

     1-3-94                   10,000                    10,000
     10-31-94                 10,262                    10,382
     10-31-95                 12,502                    13,125
     10-31-96                 15,0006                   16,275
     4-30 97                  16,131                    17,618


Average Annual Total Return for Class C shares(2)
1 Year      3 Years           Life of Series
                              (1/3/94-4/30/97)
  14.60%    18.90%                 15.88%

Total Return for Class A Shares(2)
Life of Growth & Income Series
     (7/15/96-4/30/97)
            13.90%

(1)Performance numbers for the Standard & Poor's 500, which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in this index.

(2)Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.

Comparison of changes in value of a $10,000 investment in Class A shares of Lord Abbett Securities Trust -- International Series, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Morgan Stanley European, Asia and Far East Index


            International Series     International Series  Morgan Stanley
            at Net Asset Value       at maximum offering   European, Asia
Date                                 price                 and Far East Index(1)
--------------------------------------------------------------------------------
12/01/96                                                       $10,000
12/13/96       $10,000                 $ 9,426                   --
12/31/96        10,047                   9,470                  9,874
01/31/97        10,174                   9,590                  9,530
02/28/97        10,609                  10,000                  9,689
04/30/97        10,673                  10,060                  9,726


Annual Total Return
for Class A Shares(2)
Life of International Series
  (12/13/96-4/30/97)
        .60%

(3)Performance numbers for Morgan Stanley European, Asia and Far East Index ("EAFE"), which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in this index. Since EAFE only starts on the first day of the month, in the case of the EAFE comparison to the International Series, which commenced operations on 12/13/96, EAFE starts on 12/1/96.

(4)Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.

Investment Manager and Distributor
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

Counsel Debevoise & Plimpton

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION         JUNE 1, 1997


                          LORD ABBETT SECURITIES TRUST



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated June 1, 1997.

Lord Abbett Securities Trust (referred to as "we" or the "Fund") was organized as a Delaware business trust on February 26, 1993. The Fund has two series:
Growth & Income Series and the International Series (the "Series") each having three classes of shares (A, B and C). All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                                             Page

1.   Investment Objective and Policies

2.     Trustees and Officers                                              5

3.   Investment Advisory and Other Services                               8

4.   Portfolio Transactions                                               9

5.   Purchases, Redemptions and Shareholder Services                     10

6.   Past Performance                                                    15

7.   Taxes                                                               16

8.   Information About the Fund                                          16

9.   Financial Statements                                                17

                                       1.
                        Investment Objective and Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
Both Series are subject to the following investment restrictions which cannot be changed without approval of a majority of each Series' outstanding shares. Each Series may not: (1) borrow money, except that (i) each Series may borrow from banks (as defined in the Act ) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Series also is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. Each Series may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of a Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Series' total assets (included within such limitation, but not to exceed 2% of a Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Series' prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in each Series. LENDING PORTFOLIO SECURITIES

Each Series may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of each Series' total assets. Each Series loan of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. From time to time, each Series may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker". No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, each Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Each Series will comply with the following conditions whenever it loans securities: (i) each Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Series must be able to terminate the loan at any time; (iv) each Series must receive reasonable compensation for the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Series may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trustees must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

Each Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which each Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by each Series have a total value in excess of the value of the repurchase agreement. Each Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit each Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, each Series may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of each Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While Fund management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Fund management intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. Fund management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

The Series will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

WARRANTS

Pursuant to Texas regulations, each Series will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, we will not invest more than 5% of our net assets in rights. COVERED CALL OPTIONS

As stated in the Prospectus, each Series may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Series forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Series may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Series is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Neither Series intends to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

The Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to Series assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Series' commitments with respect to such written options.

OTHER INTERNATIONAL SERIES INVESTMENT POLICIES (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

FINANCIAL FUTURES CONTRACTS. The International Series may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which we hold or intend to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into. There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. The International Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Series would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the International Series intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case we would lose the premium paid therefor.

SEGREGATED ACCOUNTS. To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the International Series will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

PORTFOLIO TURNOVER

For the fiscal year ended October 31, 1996 the portfolio turnover was 23.84% for the Growth & Income Series.

                                       2.
                              Trustees and Officers

The following trustee is a partner of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 52, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Age 55.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for the Fund's outside trustees. The third column sets forth information with respect to the equity-based benefits accrued for outside directors/trustees by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No trustee of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a trustee or officer.

                                 FOR THE SIX-MONTHS ENDED APRIL  30, 1997
         (1)                  (2)                  (3)                    (4)
                                                                      For Year Ended
                                               Equity-Based           December 31, 1996
                                               Benefits Accrued       Total Compensation
                           Aggregate           by the Fund andAccrued by the Fund and
                           Compensation        Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
NAME OF DIRECTOR           THE FUND(1)         FUNDS(2)               FUNDS(3)
------
E. Thayer Bigelow          $210                $11,563                $48,200
Stewart S. Dixon           $206                $22,283                $46,700
John C. Jansing            $206                $28,242                $46,700
C. Alan MacDonald          $214                $29,942                $48,200
Hansel B. Millican, Jr.    $210                $24,499                $49,600
Thomas J. Neff             $208                $15,990                $46,900

1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the Fund as of April 30, 1997 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
   Mr. Bigelow, $621; Mr. Dixon, $19,146; Mr. Jansing, $19,639; Mr. MacDonald, $8,452; Mr. Millican, $19,000 and Mr. Neff, $19,849. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of April 30, 1997, each would own, the following: Mr. Bigelow, 79 shares; Mr. Dixon, 2,845 shares; Mr. Jansing, 6,564 shares; Mr. McDonald, 1,077 shares; Mr. Millican, 2,420 shares; and Mr. Neff, 2,925 shares.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside trustees may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside trustees to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside trustees made such an election. Mr. Jansing did not. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1996 with respect to the equity-based plans. These accruals were based on the plans as in effect before the recent amendments and on the fees payable to outside trustees of the Fund for the twelve months ended October 31, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a trustee's final annual retainer. Thus, if Mr. Jansing were to retire at or after age 72 and the annual retainer payable by the funds were the same as it today, he would receive annual retirement benefits of $50,000.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1996.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Robert G. Morris age 51, Executive Vice President, Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 44; Zane E. Brown, age 46; Daniel E. Carper, age 45; Daria L. Foster, age 42; Robert J. Noelke, age 40; Paul A. Hilstad, age 54 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 55; A. Edward Oberhaus, age 36; Victor W. Pizzolato, age 64; John J. Walsh, age 61, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Fund outstanding and entitled to vote at the meeting.

As of October 31, 1996, our trustees and officers, as a group, owned less than 1% of our outstanding shares.

                                                        3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the investment manager for the Series. The ten general partners of Lord Abbett, all of whom are officers and/or trustees of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster,
Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, each Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%. This fee is allocated among Class A and C based on the classes' proportionate shares of such daily net assets, in the case of the Growth & Income Series. For the year ended October 31, 1996 such fees amounted to $161,248 attributable to Class A and $339,410 attributable to Class C shares of the Growth & Income Series.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of each Series. For the fiscal year ended October 31, 1996 Lord Abbett waived $242,341 , in management fees which were attributable to Class C shares, in the case of the Growth & Income Series.

As  discussed  in  the  Prospectus  under  "Our   Management,"  each  Series  is
contingently obligated to repay to Lord Abbett the amounts of such assumed other expenses.

Each Series pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The Fund has agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. However, as described in the Prospectuses, the Fund has adopted a Plan pursuant to Rule 12b-1 of the Act for each class of shares of the Series. Annual Plan distribution expenses up to 1% of the Series' average net assets during its fiscal year may be excluded from this expense limitation. The expense limitation is a condition the registration of investment company shares for sale in the State and applies so long as our shares are registered for sale in that State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10128, are the independent public accountants of the Fund and must be approved at least annually by our trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. Rules adopted by the Securities & Exchange Commission under the Act permit the International Series to maintain its foreign assets in the custody of certain eligible foreign banks and securities depositories. The International Series' portfolio securities and cash, when invested in foreign securities and not held by BNY or its foreign branches, are held by sub-custodians of BNY approved by the Board of Trustees of the Fund in accordance with such rules.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. For foreign securities purchased or sold by the International Series, the selection is made by the Sub-Adviser. The Sub-Advisor are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolios usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commission on particular trades, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the period January 3, 1994 to October 31, 1994 and for the fiscal years ended October 31, 1995 and 1996 we paid total commissions to independent broker-dealers of $15,489, $58,435 and $85,334.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Securities in the Fund's portfolios are valued at their market values as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund's Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Information  concerning  how we value our Shares for the purchase and redemption
of  our  Shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset values and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class A shares will be determined in the same manner as for the Class B and C shares (net assets divided by shares outstanding). Our Class A shares will be sold with a front-end sales charge of 5.75%.

The maximum offering prices of each Series' Class A shares on October 31, 1996 were computed as follows:

                                           Growth & Income         International
                                              SERIES                 SERIES
Net asset value per share (net assets
  divided by shares outstanding................$7.09                $9.425

Maximum offering price per
  share (net asset value divided by
 .9425 in both cases) .........................$7.52                $10.00

The offering price of Class C shares of the Growth & Income Series on October 31, 1996 was computed as follows:

  Net asset value per share (net assets divided by
    shares outstanding) . . . . . . . . . . . .$7.09                $9.425

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Series pursuant to Rule 12b-1 of the Act for each class of shares available in the applicable series: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Growth & Income Series accrued or paid through Lord Abbett to authorized institutions $28,799 under the A Plan and $490,573 under the C Plan. The A Plan for the International Series became effective subsequent to the Fund's last fiscal year. Lord Abbett used all amounts received under the A and C Plans for the Growth & Income Series for payments to dealers for (i) providing continuous services to the Class A shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class A shares of the Fund.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC"), applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES.  As  stated  in the  Prospectus,  a CDSC of 1% is  imposed  with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted          on Redemptions (As % of Amount
                                               Subject to Charge)
Before the 1st.....................................................5.0%
On the 1st, before the 2nd.........................................4.0%
On the 2nd, before the 3rd.........................................3.0%
On the 3rd, before the 4th.........................................3.0%
On the 4th, before the 5th.........................................2.0%
On the 5th, before the 6th ........................................1.0%
On or after the 6th anniversary........................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Series on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares.

GENERAL. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable Series and is intended to reimburse all or a portion of the amount paid by the Series if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the applicable Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee. The other funds and series which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S.  Government  Securities Money Market Fund, Inc.  ("GSMMF"),
(b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds and (f) through Retirement Plans with at least 100 eligible employees.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, on redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

Each Series computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method described above for the period beginning July 15, 1996 (commencement date of Class A shares) to October 31, 1996 the rate for total return for the Growth & Income Series was 5.60 % (not annualized) for the Class A shares and for the fiscal-year ending on October 31, 1996 was 20.10% the Class C shares.

Each Series' yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing such Series' net investment income per share earned during the period by such Series' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the Series' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Series' net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

Shareholder Liability. Delaware law provides that Fund shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Fund and requires that a disclaimer be given in each contract entered into or executed by the Fund. The Declaration provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under The Fund's Declaration of Trust, the trustees may, without shareholder vote, cause the Fund to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Fund to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Fund's registration statement. In addition, the trustees may, without shareholder vote, cause the Fund to be incorporated under Delaware law.

Derivative actions on behalf of the Fund may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Fund.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment account. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes similar requirements and restrictions on the independent trustees of the Trust to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The audited financial statements for the fiscal year ended October 31, 1996 and the unaudited financial statements of the International Series for the six-months ended April 30, 1997 and the report of Deloitte & Touche LLP, independent accountants, on such annual and financial statements contained in the 1996 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting. The International Series commenced operations subsequent to October 31, 1996.


                               Statement of Net Assets
                               INTERNATIONAL SERIES April 30, 1997

                                                                                                                             Market
                               Investments                                                                       Shares       Value
====================================================================================================================================
Common Stocks 82.11%
====================================================================================================================================

                               FDA approval for its anti-influenza vaccine                                        60,000   $ 196,740

                               ERG Ltd.-Leading supplier of fully automated mass transit, road toll or
                                 ticketing systems                                                               150,000     196,650

                               Total                                                                                         393,390
---------------------------------------------------------------------------------------------------------------------------=========
Canada 12.54%                 *Ballard Power Systems-Designs, manufactures and develops methanol-
                                or hydrogen-based fuel cells that are the only true zero emission
                                power source for vehicles                                                         15,000     408,195

                               Fulcrum Technologies Co.-One of two companies dominating the data
                                search and retrievalsoftware industry                                             30,000     116,010

                               Lava Systems Inc.-The only company to provide a fully integrated
                                computer-based document management system                                         80,000     171,840

                               Magna Class A-Major supplier of components and sub-assemblies to
                                the world's automobile firms                                                       3,000     155,757

                               Meridian Tech Inc.-Global leader in the production of complex
                                magnesium and aluminum casting for automobile engines                             73,000     359,379

                               Methanex Corp.-World's largest and lowest-cost supplier of methanol                30,000     281,430

                               Ventra Group-Dominant manufacturer of vehicle jacks to North American
                                vehicle assemblers                                                                80,000     171,840

                               Total                                                                                       1,664,451
---------------------------------------------------------------------------------------------------------------------------=========
Denmark 5.79%                  BG Bank Dkk-Domestic retail bank focused on low-cost delivery of
                                standard products                                                                  4,750     208,497

                               Jyske Bank-Bank specializing in international private and commercial banking        2,500     198,205

                               Syd-Sonderhill-Regional, mortgage and personal banking firm                         3,750     175,421

                               Unidanmark-One of Denmark's largest full-service banking groups                     3,750     185,674

                               Total                                                                                         767,797
                               --------------------------------------------------------------------------------------------=========




                               Statement of Net Assets
                               INTERNATIONAL SERIES April 30, 1997

                                                                                                                             Market
                               Investments                                                                       Shares       Value
====================================================================================================================================
Finland 1.88%                  Raision Tehtaat Oy-Producer of paper processing chemicals and foodstuffs
                                including a cholesterol lowering margarine                                         3,000   $ 248,865
---------------------------------------------------------------------------------------------------------------------------=========

France 10.93%                  Alcatel Alsthom-One of the world's largest full-line heavy electrical
                                engineering firms                                                                  3,000     333,990

                               AXA-Recently merged with UAP to form one of Europe's largest financial
                                organizations                                                                      5,000     308,000

                               Comptoir Modernes Ord-France's leading discount supermarket chain expanding
                                 into Spain and Italy                                                                300     140,235

                               Degremont (soc Gen)-Engineering and construction firm specializing in water
                                treatment facilities                                                               2,500     195,128


                               Ubi Soft Entertain-One of the largest producers, translators and distributors
                                of games  software in Europe                                                       5,000     370,530

                               Vallourec-Major supplier of carbon alloys, stainless and non-ferrous pipes
                                to the automobile,chemical and power utility sectors                               1,750     102,667

                               Total                                                                                       1,450,550
---------------------------------------------------------------------------------------------------------------------------=========

Germany 15.37%                 Gea Ag Dem-One of the world's top suppliers of food and pharmaceutical
                                processing equipment                                                                500      176,352

                               His Sport Wear-Designs and retails sports and leisurewear                          8,000      196,592

                               Iwka-Multi-line engineering company making packaging, robot welding and
                                defense equipment                                                                 1,000      263,949


                               Preussag-Diversified firm with activities from oil extraction through metal
                                 processing to freight car and helicopter leasing                                 1,000      257,011

                               SAP Ord-World's fourth largest software firm dominating the global market for
                                relational database management tools                                              3,000      546,921

                               Schering-Pharmaceutical firm with strong market share in contrast media and
                                birth control products                                                            3,000      287,943

                               Viag-Diversified group with utility, aluminum, chemical, glass and packaging
                                operations                                                                          700      311,651

                               Total                                                                                       2,040,419
---------------------------------------------------------------------------------------------------------------------------=========

Netherlands 7.94%              Hunter Douglas-Major global supplier of decorative building fittings
                                especially window blinds and the equipment to make them                           4,000      326,892

                               Koninklijke Knp-Makes and distributes paper and packaging products as
                                well as office supplies and systems                                              15,000      296,055


                               Vmf Stork-Specializes in providing industrial systems, components and services    10,263      431,230

                               Total                                                                                       1,054,177
---------------------------------------------------------------------------------------------------------------------------=========

Norway .74%                    Fokusbank-Regional bank specializing in investment and private banking services   10,000       97,700
---------------------------------------------------------------------------------------------------------------------------=========

Switzerland 7.87%              Christ-Major global provider of water treatment chemicals and purification
                                equipment                                                                           350      205,812

                               Nestle-One of the world's top 2 food manufacturing companies                         150      182,529

                               Saurer Ag Arbon Chf-Textile machinery and auto component manufacturing firm          400      209,925

                               SGS Holding-Dominates the inspection, audit and monitoring of goods and their
                                transport across borders                                                            105      217,709

                               Stratec Holding-Healthcare company concentrating on osteosynthesis and prosthetics   150      228,416

                               Total                                                                                       1,044,391
---------------------------------------------------------------------------------------------------------------------------=========

United Kingdom 16.09%          Ashtead-Major construction plant and machinery hire firm                          36,000      161,100

                               Capita-Dedicated provider of property-related consultancy, MIS outsourcing,
                                architectural and training services                                              54,000      209,196

                               Cobham-Designs and manufactures proprietary components for the
                                aerospace, defense and telecommunications industries                             14,000      144,284

                               Fairey Group-Engineering firm focused on specialist electronic, ceramic
                                and filtration products                                                          15,000      126,570

                               Halma-Manufactures environment control, fire detection, gas monitoring,
                                safety and security equipment and systems                                        45,000      129,735

                               Powerscreen International-Leading global screening, crushing, recycling
                                 and material equipment supplier                                                 15,000      148,020


                               Regal Hotel-Owns and operates more than 100 medium-sized hotels and
                                inns across the U.K.                                                            395,000      355,895

                               Vardy-Leading multiple franchise vehicle distribution chain in the U.K.
                                for new and used cars                                                            30,000      161,550

                               Verity Group-Makes high-quality loud speakers and has developed the
                                first commercial flat panel speaker to reach mass production                    500,000      430,500

                               Volex-Supplies electrical connectors, systems and wiring harnesses to all
                                major consumer durable sectors                                                   18,000      123,965


2




                               Statement of Net Assets
                               INTERNATIONAL SERIES April 30, 1997

                                                                                                                             Market
                               Investments                                                                       Shares       Value
====================================================================================================================================
                               Wolseley-Leading distributor of plumbing and bathroom products
                                in the U.K., France, the U.S. and Austria                                      18,000    $   144,864

                               Total                                                                                       2,135,679
---------------------------------------------------------------------------------------------------------------------------=========
                               Total Investments in Common Stocks (Cost $10,368,165)                                      10,897,419
====================================================================================================================================
Other Assets, Less Liabilities 17.89%
====================================================================================================================================
Short-Term                     Student Loan Marketing Association
Investments,                   5.30% due 5/1/1997                                                              2,300M      2,299,661
at Cost
====================================================================================================================================
Cash and Receivables, Net of Liabilities                                                                                      74,067
---------------------------------------------------------------------------------------------------------------------------=========
                               Total Other Assets, Less Liabilities                                                        2,373,728
====================================================================================================================================
Net Assets 100.00%                                                                                                       $13,271,147
====================================================================================================================================
                               Net asset value ($13,271,147 / 1,320,986 shares outstanding)                                  $10.05

                              *Non-income producing.
                               See Notes to Financial Statements.

                                                                               3


                               Financial Highlights
                               INTERNATIONAL SERIES

                                                                                                                         12/10/96(a)
Per Share Operating Performance:                                                                                          to 4/30/97
====================================================================================================================================
Net asset value, beginning of period                                                                                     $  9.42
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

      Net investment income                                                                                                  .05

      Net realized and unrealized gain on investments and foreign currency holdings                                          .58

      Total from investment operations                                                                                       .63
      ------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                           $ 10.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                                                                                (c)
====================================================================================================================================
Ratios/Supplemental Data:

      Net assets, end of period (000)                                                                                    $13,271
      ------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

      Expenses                                                                                                               .51%(c)

      Net investment income                                                  .                                               .59%(c)

      Portfolio turnover rate                                                                                              10.15%

      Average commission rate per share paid on equity transactions                                                      $  .018
====================================================================================================================================

     (a) Commencement of operations.
     (b) Total return does not consider the effects of sales loads.
     (c) Not annualized.
         See Notes to Financial Statements.



Notes to Financial Statements


1. Significant Accounting Policies

Lord Abbett Securities Trust (the "Trust") is an open-end management investment company, organized as a Delaware business trust on February 26, 1993. The Trust currently consists of two separate portfolios ("Series")-Lord Abbett Growth & Income Series ("Growth & Income") and Lord Abbett International Series ("International"). Effective December 10, 1996, The International Series was added on December 10, 1996 at which time the Trust received a capital contribution of $2,000,000 and issued 212,202 shares of the International Series to the partners of Lord, Abbett & Co. ("Lord Abbett"). Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Trust: (a) Market value is determined as follows:
Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are carried at cost which approximates market. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. (c) It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required. (d) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (e) A portion of the proceeds from sales and cost of repurchases of shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares. (f) The organization expenses are amortized evenly over a period of five years.

2. Management Fee and Other Transactions with Affiliates

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the rate of .75% per annum. Lord Abbett may waive its management fee and reimburse the Trust for certain of its other expenses. Any such other expenses paid are subject to repayment by the Trust, pursuant to a formula based on the asset size and expense ratio of each Series. Each Series shall not be obligated to repay Lord Abbett after five full fiscal years of operation or the termination of the management agreement, whichever is earlier. Lord Abbett has entered into a sub-advisory agreement with Fuji Investment Management Co. (Europe), Ltd.
("sub-adviser"). The sub-adviser furnishes investment advisory services in connection with the management of the International Series. Lord Abbett pays for the cost of the sub-adviser's services.

Each Series of the Trust has Rule 12b-1 plans and agreements with respect to one or more classes of shares as described below (the "Class A and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares and (2) a one-time distribution fee of up to 1% on certain qualifying purchases and a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class C Plan of the Growth & Income Series, the Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

12b-1 distribution plan expenses for the Growth & Income Series' multiple class shares were as follows:

--------------------------------------------------------------------------------
Class A                                                  $  51,488
--------------------------------------------------------------------------------
Class C                                                    350,577
--------------------------------------------------------------------------------


Lord Abbett received the following commissions on sales of shares of the Trust after concessions were paid to authorized distributors:

                                                Lord Abbett        Distributors'
Series                                          Commissions          Concessions
--------------------------------------------------------------------------------

Growth & Income                                      $7,700              $49,040
--------------------------------------------------------------------------------

International                                        $8,772              $85,737
--------------------------------------------------------------------------------


3. Distributions

Dividends from net investment income are declared and paid quarterly for the Growth & Income Series and annually for the International Series. Net realized gains from investment transactions, if any, are distributed to shareholders annually. At April 30, 1997, the accumulated undistributed net realized gain
(loss) for financial reporting purposes, aggregated $3,866,568 for the Growth & Income Series and $(100,838) for the International Series. Distributions declared for the Growth & Income Series on May 7, 1997 were as follows:

                                                        Rate           Aggregate
                                                   Per Share              Amount
--------------------------------------------------------------------------------

Class A-Investment Income                             $.025             $166,017
--------------------------------------------------------------------------------

Class C-Investment Income                             $.010             $ 95,957
--------------------------------------------------------------------------------


Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Notes to Financial Statements



For the six months ended April 30, 1997, distributions declared by Class for the Growth & Income Series were as follows:

--------------------------------------------------------------------------------
Class A-Investment Income                                            $  361,142
--------------------------------------------------------------------------------
Class C-Investment Income                                            $  255,473
--------------------------------------------------------------------------------
Class A-Capital Gain                                                 $  501,039
--------------------------------------------------------------------------------
Class C-Capital Gain                                                 $  701,709
--------------------------------------------------------------------------------



4. Capital

Transactions in shares of beneficial interest were as follows:
                                                                   July 15, 1996
                                 Six Months                     (Commencement of
                                      Ended             offering Class A shares)
                             April 30, 1997                  to October 31, 1996
                        --------------------------------------------------------
Class A                 Shares       Amount                  Shares       Amount
------------------------------------------------   -----------------------------
Sales of shares        514,196  $ 3,874,480                 294,449  $ 1,974,458
Shares issued to
shareholders in
reinvestment of net
investment income      102,448      773,693                  24,116      160,559
Shares issued to
shareholders in
exchange for assets
acquired in tax-free
acquisition                 --           --               6,718,449   43,649,766
Total                  616,644    4,648,173               7,037,014   45,784,783
------------------------------------------------   -----------------------------
Shares reacquired     (638,925)  (4,816,139)              (367,062)  (2,474,054)
Increase (decrease)
in shares              (22,281) $  (167,966)              6,669,952  $43,310,729
------------------------------------------------   -----------------------------


                           Six Months Ended                           Year Ended
                             April 30, 1997                     October 31, 1996
                       ---------------------------------------------------------
Class C                Shares        Amount                 Shares        Amount
------------------------------------------------   -----------------------------
Sales of shares       886,842   $ 6,721,819              5,117,940   $33,671,327
Shares issued to
shareholders in
reinvestment of net
investment income
and capital gains    119,899       905,990                 142,172       918,340
Total              1,006,741     7,627,809               5,260,112    34,589,667
------------------------------------------------   -----------------------------
Shares reacquired   (807,827)   (6,094,377)            (1,279,728)   (8,538,564)
Increase in shares   198,914   $ 1,533,432              3,980,384   $26,051,103
------------------------------------------------   -----------------------------

Transactions in shares of beneficial interest were as follows:

                                                                     12/10/96 to
                                                                  April 30, 1997
                                                         -----------------------
                                                            Shares        Amount
--------------------------------------------------------------------------------
Sales of shares                                          1,125,210   $10,936,299
--------------------------------------------------------------------------------
Shares reacquired                                         (16,426)     (160,510)
Increase in shares                                       1,108,784   $10,775,789
--------------------------------------------------------------------------------



As of  April  30,  1997,  paid  in  capital  for  each  Series  was as  follows:
$93,220,256 for the Growth & Income Series and $12,775,790 for the International Series.

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than short-term investments) were as follows:

Series                                            Purchases                Sales
--------------------------------------------------------------------------------

Growth & Income                                 $18,925,789          $20,926,869
--------------------------------------------------------------------------------

International                                   $11,278,083           $  809,081
--------------------------------------------------------------------------------

As of April 30, 1997, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                           Net Unrealized        Unrealized           Unrealized
Series                      Appreciation        Appreciation        Depreciation
--------------------------------------------------------------------------------

Growth & Income              $30,267,991         $30,924,438           $656,447
--------------------------------------------------------------------------------

International                $  529,254          $  807,137            $277,883
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is the same as that used for financial reporting purposes.

6. Trustees' Remuneration

The Trustees of the Trust associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. A portion of the Trustees' fees accrued during the period has been deemed invested in shares of the Trust under a deferred compensation plan contemplating future payment of the value of those shares. As of April 30, 1997, the aggregate amount in Trustees' accounts maintained under the plan was $103,355.

7. Acquisition

On July 12, 1996, the Trust acquired the net assets of Lord Abbett Fundamental Value Fund, Inc. ("Fundamental Value") pursuant to a plan of reorganization approved by Fundamental Value's shareholders on June 19, 1996. The acquisition was accomplished by a tax-free exchange of 6,718,449 shares of newly issued Class A shares for 3,251,614 shares of Fundamental Value valued at $43,649,766 in the aggregate on July 12, 1996. The aggregate net assets of the Trust and Fundamental Value immediately before the acquisition were $59,420,311 and $43,649,766 (including $6,568,304 of net unrealized appreciation and $29,561 of accumulated net realized gains), respectively.



Copyright (C) 1997 by Lord Abbett Securities Trust, 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Securities Trust, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Trust's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

PART C            OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  (a)    Financial Statements
                                    Part A - Financial Highlights for the period
                         December 31, 1994 (commencement of operations - Growth & Income Series) to October 31, 1995; fiscal year ended October 31, 1996 and the sixth months ended April 30, 1997.

                         Part B - Statement of Net Assets (Growth & Income Series) at October 31, 1996. Statement of Operations (Growth & Income Series) for the year ended October 31, 1996 and the sixth months ended April 30, 1997.

                  (b)    Exhibits -

                         99.B1 Amendment to Declaration & Agreement of Trust establishing International Series*
                         99.B2  By-laws*
                         99.B5
                               (a)  Investment Advisory Contract*
                               (b)  Sub-Investment Advisory Contract*
                         99.B7      Profit Sharing or Similar Arrangement
                                    for Directors***
                         99.B8      Custodian Agreement*
                         99.B11     Consent of Deloitte & Touche*
                         99.B14     Prototype Retirement Plan***
                         99.B15     Form of Rule 12b-1 Plan and Agreement**
                         99.B16     Computation of Performance & Yield*
                         99.B18     Amended and Restated Plan entered into
                                    by Registrant pursuant to Rule 18f-3*

*    Previously filed

** Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of Lord Abbett Bond-Debenture Fund, Inc. (File No. 811-2145) ("LABD"), except for the substitution of (a) the Registant's name in lieu of LABD and (b) Registrant's status as a Delaware business Trust in lieu of LABD's status as a Maryland corporation, in the case of a form of Rule 12b-1 Plan and Agreement for Registrant.

*** Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Lord Abbett Equity Fund, Inc. (File No. 811-7538)


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                           None.


Item 26. NUMBER OF RECORD HOLDERS OF SECURITIES
                  (as of May 1, 1997)

                  Growth & Income Series
                                 Class A - 3,060
                                 Class B - 0
                                 Class C - 4,262

                  International Series

                                 Class A - 1,059
                                 Class B - 0
                                 Class C - 0

Item 27.          INDEMNIFICATION

                  The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

                  The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (A) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (B) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or
                  (C) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (I) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this
                  Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (A) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Lord, Abbett & Co. acts as investment manager and/or principal underwriter for thirteen other Lord Abbett open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as Trustees (directors) and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                  John J. Walsh
                  Trustee
                  Brooklyn Hospital
                  Parkside Avenue
                  Brooklyn, N.Y.

Item 29.          PRINCIPAL UNDERWRITER

                  (a)      Lord Abbett Affiliated Fund, Inc.
                           Lord Abbett Bond-Debenture Fund, Inc.
                           Lord Abbett Mid-Cap Value Fund, Inc.
                           Lord Abbett Developing Growth Fund, Inc.
                           Lord Abbett Tax-Free Income Fund, Inc.
                           Lord Abbett Government Securities
                                   Money Market Fund, Inc.
                           Lord Abbett Tax-Free Income Trust
                           Lord Abbett Global Fund, Inc.
                           Lord Abbett Equity Fund
                           Lord Abbett Series Fund, Inc.
                           Lord Abbett Research Fund, Inc.
                           Lord Abbett Investment Trust

                  INVESTMENT ADVISER

               American Skandia Trust (Lord Abbett Growth and Income Portfolio)

                  (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal                 Positions and Offices
                  BUSINESS ADDRESS (1)               WITH REGISTRANT

                  Robert S. Dow                      Chairman and President
                  Kenneth B. Cutler                  Vice President & Secretary
                  Stephen I. Allen                   Vice President
                  Zane E. Brown                      Vice President
                  Daniel E. Carper                   Vice President
                  Daria L. Foster                    Vice President
                  Robert G. Morris                   Vice President
                  Robert J.Noelke                    Vice President
                  E. Wayne Nordberg                  Vice President
                  John J. Walsh Vice President

               (1) Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

                  (c)      Not applicable

Item 30.          LOCATION OF ACCOUNTS AND RECORDS

               Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

               Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

               Certain records such as correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.          MANAGEMENT SERVICES

                  None.

Item 32.          UNDERTAKINGS

               The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

               The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of May, 1997.

                                         LORD ABBETT SECURITIES TRUST


                                By:     /s/ ROBERT S. DOW
                                        ------------------------------------
                                     Robert S. Dow, Chairman of the Board
                                                  and Trustee


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                   Chairman of the Board
/s/Robert S. Dow                  President and Director       May 29, 1997
-----------------------        ----------------------------        -----------
Robert S. Dow                            (Title)                     (Date)

                                     Vice President and
 /s/Keith F. O'Connor                   Treasurer              May 29, 1997
-----------------------        ----------------------------        ------------
Keith F. O'Connor                    (Title)                         (Date)


/s/E. Thayer Bigelow                  Director                 May 29, 1997
-----------------------        ----------------------------        -----------
E. Thayer Bigelow                        (Title)                     (Date)


/s/Steward S. Dixon                   Director                 May 29, 1997
-----------------------        ----------------------------         -----------
Steward S. Dixon                         (Title)                      (Date)


 /s/John C. Jansing                   Director                 May 29, 1997
-----------------------        ----------------------------         -----------
John C. Jansing                          (Title)                      (Date)


/s/C. Alan MacDonald                   Director                May 29, 1997
-----------------------        ----------------------------        ------------
C. Alan MacDonald                        (Title)                      (Date)


 /s/ Hansel B. Millican, Jr.         Director                  May 29, 1997
-----------------------        -----------------------------        -----------
Hansel B. Millican, Jr.                  (Title)                      (Date)


/s/ Thomas J. Neff                      Director               May 29, 1997
-----------------------        -----------------------------        ------------
Thomas J. Neff                           (Title)                      (Date)